UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22856

Goldman Sachs MLP Income Opportunities Fund

(Exact name of registrant as specified in charter)

200 West Street,

New York, NY 10282

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus, ESQ.	Stephen H. Bier, ESQ.
Goldman Sachs & Co. LLC	Allison M. Fumai, ESQ.
200 West Street	Dechert LLP
New York, New York 10282	1095 Avenue of the Americas
New York, NY 10036-6797

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Closed-End Funds

Annual Report	November 30, 2019

MLP and Energy Renaissance Fund MLP Income Opportunities Fund

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling Computershare toll-free 1-855-807-2742, by logging into your Investor Center account at www.computershare.com/investor and going to “Communication Preferences” or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge by calling Computershare toll-free 1-855-807-2742, by logging into your Investor Center account at www.computershare.com/investor and going to “Communication Preferences” or by contacting your financial intermediary. Your election to receive reports in paper will apply to all Goldman Sachs Funds in which you are invested and may apply to all funds held with your financial intermediary.

Goldman Sachs Closed-End Funds

∎	MLP AND ENERGY RENAISSANCE FUND

∎	MLP INCOME OPPORTUNITIES FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS CLOSED-END FUNDS

What Differentiates Goldman Sachs’ Closed-End Funds Investment Process?

The MLP and Energy Renaissance Fund and MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”) each seeks a high level of total return with an emphasis on current distributions to shareholders. The MLP and Energy Renaissance Fund seeks to achieve its investment objective by investing in Master Limited Partnerships (“MLPs”) and other energy investments. The MLP Income Opportunities Fund seeks to achieve its investment objective by investing primarily in MLPs. We seek to invest in quality companies with well located assets (exposed to what we believe are favorable commodities and geographies), strong balance sheets, and experienced management teams. We view an MLP as a company, not just a collection of assets, as we emphasize cash flow based valuation metrics and focus on balance sheet liabilities. We seek to avoid being overly myopic by assessing the entire energy value chain (from producers to users) to estimate the impact on midstream assets.

∎	To capture the full energy value chain, we analyze energy production and user trends that ultimately impact income opportunities.

∎	We rigorously assess companies on both the asset and equity level.

∎	Macro Trend Analysis First, we analyze overall energy trends through capital spending shifts and drilling trends, in addition to regional supply and demand imbalances.

∎	Top-Down Sector Selection Secondly, we establish the impact of macro and regional trends on energy infrastructure.

∎	Bottom-Up Security Selection Finally, we select investments by evaluating a company’s management, assets, expected returns and technicals.

∎	Our team of MLP dedicated investment professionals includes lead portfolio managers averaging over 15 years of investment experience.

∎	Ability to leverage energy-related resources across GSAM Equity, Fixed Income and Commodity groups, as well as utilize risk management resources.

∎	Unique investment approach stemming from a more holistic view across the extremes of the energy value chain, corporate access, broader valuation understanding, and resource advantages.

MARKET REVIEW

Goldman Sachs Closed-End Funds

Market Review

Energy-related assets broadly were weak during the 12-month period ended November 30, 2019 (the “Reporting Period”). Energy infrastructure master limited partnerships (“MLPs”) generally, as measured by the Alerian MLP Index,1 produced a total return of -11.00%, while higher-yielding energy infrastructure MLPs, as measured by the Cushing® MLP High Income Index,2 generated a total return of -14.31%. The broader midstream3 sector, as measured by the Alerian Midstream Energy Select Index4 (which includes both energy MLPs and “C” corporations), generated a total return of 1.93%.

In December 2018, when the Reporting Period began, energy-related equities suffered significant declines amid mounting concerns around global economic growth, rising interest rates, the partial U.S. government shutdown and ongoing trade tensions between the U.S. and China. The combination of these concerns sparked risk-off investor sentiment, or reduced risk appetite, that was felt throughout the global equity markets, leaving the S&P 500® Index5 down approximately 9% during the month. Meanwhile, West Texas Intermediate (“WTI”) crude oil prices experienced significant volatility, falling to as low as $42.53 per barrel in December 2018 from $76.41 per barrel in early October 2018 — the sharpest decline since the commodity downturn in 2014-2015.6 In our view, such weakness stemmed from overarching market fears around global economic growth, which, in turn, raised market concerns about global oil demand. These worries, coupled with robust U.S. production growth and increased Saudi Arabian production in the second half of 2018, left many investors with questions about how the balance between supply and demand would look in 2019, which drove WTI crude oil prices lower. The magnitude of the sell-off in the crude oil market led to contagion in the broader energy sector, which was already under pressure from risk-off investor sentiment. During December 2018, the broader energy market, as represented by the AMEX Energy Select Sector Index7 (“IXE”), fell 12.5%, with the Alerian MLP Index declining 9.4% in sympathy. We believe in this environment, energy-focused closed-end funds were forced to decrease their use of leverage, and hedge funds were compelled to reduce risk exposure, creating a technical headwind for energy-related assets. At the same time, the midstream

[1]	Source: Alerian. The Alerian MLP Index is the leading gauge of energy infrastructure MLPs. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an unmanaged index.

[2]	Source: Cushing® Asset Management. The Cushing® MLP High Income Index tracks the performance of 30 publicly traded energy and shipping MLP securities with an emphasis on current yield. It is not possible to invest directly in an unmanaged index.

[3]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[4]	Source: Alerian. The Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies. It is a capped, float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMEI) and on a total-return basis (AMEIX). It is not possible to invest directly in an unmanaged index.

[5]	The S&P 500® Index is a diverse index that includes 500 American companies that represent more than 70% of the total market capitalization of the U.S. stock market. It is not possible to invest directly in an unmanaged index.

[6]	Source of crude oil price data: Bloomberg.

[7]	The AMEX Energy Select Sector Index (IXE) is a modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in the development or production of energy products. It is not possible to invest directly in an unmanaged index.

MARKET REVIEW

sector experienced the worst season of tax-loss harvesting in its history, we believe, with more than $1.3 billion withdrawn from open-end mutual funds in December 2018 — the largest month of investment outflows on record.8 All of these factors weighed heavily on the Alerian MLP Index’s performance throughout December, even though midstream companies executed well relative to consensus expectations throughout 2018.

Energy and equity markets experienced a strong recovery to start 2019. In the first six trading days of 2019, the Alerian MLP Index rallied 13.04%, as technical selling pressure appeared to ease and the market repriced to levels more reflective of the fundamental backdrop, which was characterized by record U.S. production trends and strong cash flow growth in 2018. During the first calendar quarter, the midstream sector was the top-performing energy-related market segment amid a strong recovery in WTI crude oil prices and momentum in the broader equity markets. WTI crude oil prices pared their fourth-quarter 2018 losses and ended the first quarter of 2019 up more than 32%. In our view, the rally in crude oil prices can be ascribed primarily to continued production discipline from OPEC+ countries, with Saudi Arabia’s oil minister being quite vocal about doing what is necessary to balance the global crude oil markets so as to reduce volatility and raise crude oil prices, which would allow Saudi Arabia to balance its budget. (OPEC+ is composed of the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC oil producing countries, most notably Russia.) Also, ongoing geopolitical tensions in Venezuela curbed that country’s domestic output significantly, eliminating approximately 330,000 barrels per day from the first calendar quarter.9 The combination of these macro events, along with Iranian sanctions and healthy global demand, allowed crude oil markets to trade at, or near, equilibrium during the first calendar quarter. In this environment, WTI crude prices stabilized above $60 per barrel.

During the second quarter of 2019, the broader energy market was pressured by volatility in WTI crude oil prices. The midstream sector did well by comparison given that its performance decoupled from commodity prices. In the second calendar quarter, the Alerian MLP Index outpaced both the IXE and WTI crude oil prices — by 6.2% and 11.8%, respectively. WTI crude oil prices peaked at $66 per barrel toward the end of April 2019, before falling 23% to $51 per barrel in early June and then recovering to nearly $59 per barrel by quarter-end. We believe two factors drove the decline in WTI crude oil prices during the second calendar quarter. First, U.S. crude oil inventories experienced several consecutive weeks of greater than market expected builds, implying there may have been modest oversupply from the ramping up of U.S. production or a possible tapering of global demand expectations. Second, U.S.-China trade war tensions escalated, increasing market concerns about global trade conflicts and, ultimately, global oil demand.

Momentum shifted during the third quarter of 2019 and through the end of the Reporting Period, as energy MLPs and midstream assets sold off. The Alerian MLP Index posted a total return of -16.05% during those five months, resulting in a 2019 year to date total return of -1.82%. This represented significant underperformance versus the broader equity market, as measured by the S&P 500® Index, which recorded a gain of 7.67% over the same period, bringing its 2019 year to date total return to 27.63%. In our view, several factors weighed on the performance of energy MLPs and the midstream sector. At a high level, we believe negative public views around the longevity of fossil fuels put pressure on energy-related assets. In addition, amidst the longest U.S. bull market in modern history, we think some investors might have been hesitant to initiate or increase their exposure to energy stocks at the

[8]	Source of investment flows data: U.S. Capital Advisors.

[9]	Source of production data: Bloomberg.

MARKET REVIEW

expense of other equity market segments that were performing more strongly in relative terms. On the political front, at least two candidates for the Democratic U.S. Presidential nomination said they would ban fracking if elected President, which cast a cloud over the entire energy sector. Large portions of certain hydrocarbon producing states, such as New Mexico, Colorado and Wyoming, are under federal government jurisdiction where a ban of this kind would be effective. Also, investors continued pushing exploration and production companies to shift their focus toward reducing capital expenditures and generating free cash flow. The market appeared to expect decreased capital expenditures to lead to reduced future drilling activity and a deceleration in U.S. production and midstream volume growth. Additionally, investors called on midstream management teams to trim capital spending and to focus on returning cash to shareholders, primarily through share buybacks. For the most part, midstream management teams have been slow to adopt this line of thinking toward capital discipline. Lastly, technical selling pressures exacerbated the weak performance of midstream stocks in the closing weeks of the Reporting Period, as these stocks were candidates for tax-loss harvesting due to the strength of the broader equity market between January 2019 and the end of the Reporting Period.

Looking Ahead

At the end of the Reporting Period, we thought the midstream sector overall was positioned to continue benefiting from growing U.S. crude oil and natural gas production, the primary driver of midstream companies’ cash flows. U.S. production was robust during 2019, and, at the end of the Reporting Period, we expected U.S. production growth to continue in 2020, though at a more modest pace. Such 2019 strength led to strong quarterly earnings before interest, taxes, depreciation and amortization (“EBITDA”) and cash flow results for midstream companies, which we think will continue through 2020. We anticipate persistent EBITDA growth consistent with increasing volumes on processing, transportation, storage and export systems. The U.S. became the world’s leading crude oil producer during 2018, surpassing Russia and Saudi Arabia, and many observers expect it to be the driving force behind global supply growth over the next couple of years. This view was strengthened after the end of the Reporting Period when, at their December 2019 meeting, OPEC members increased their production cut by an additional 500,000 barrels per day, demonstrating a continued supply-side discipline, reaffirming their continued focus on fundamentals for a stable and balanced oil market in the interests of producers, consumers and the global economy.

At the company level, midstream companies were much healthier at the end of the Reporting Period, in our view, than they have been historically. Specifically, distribution coverage ratios10 were stronger, cash flow generation was greater and leverage was lower. At the same time, midstream companies were relying less on the equity markets to fund growth and have consolidated overly complex corporate structures to better align with the interests of shareholders and management teams. These consolidations have come in the form of simplification transactions11 and/or incentive distribution rights12 restructurings. If midstream

[10]	The distribution coverage ratio is an energy MLP’s distributable cash flow divided by the total amount of distributions it has paid out. It is an indication of an energy MLP’s ability to maintain its current cash distribution level.

[11]	A simplification transaction is when multiple entities controlled by the same corporate parent simplify their corporate structure through actions such as mergers, acquisitions or reduction of incentive distribution rights.

[12]	Incentive distribution rights allow a general partner to receive incrementally larger percentages of an energy MLP’s total distributions as the energy MLP grows the distribution beyond established targets.

MARKET REVIEW

management teams, like their upstream13 counterparts, rein in spending and start returning cash to shareholders, we could see a rebound in asset prices, in our opinion. That said, we do not expect widespread adoption of such strategies until late 2020, as we have heard management teams publicly discuss moderating capital spending for that calendar year.

As for valuations, we note the midstream sector has faced a host of issues in the past few years, many of which have been resolved, but which were, in our opinion, caused by corporate mismanagement between 2010 and 2014, when many investors viewed midstream companies as growth investments. During these years, multiples expanded, peaking at nearly 20x cash flow. In addition, problems around incentive distribution rights, potential conflicts of interest between limited partners and their general partners, considerable reliance on equity issuance, and elevated payout ratios were not fully addressed by management teams. Then, in 2014, OPEC decided to allow the crude oil markets to rebalance on their own, and midstream companies were generally repriced as value investments, as many investors were not willing to pay a premium to hold these stocks. This led to a 50% compression in midstream company valuations between 2013 and the end of 2018, when management finally began taking action. At the end of the Reporting Period, we believed midstream company valuations remained inexpensive on all metrics relative to historical averages and inexpensive relative to the broader equity market. We also perceived a disconnect between fundamentals and market valuations, a view supported by recent private transactions in which assets were purchased at premiums relative to enterprise value-to-EBITDA14 multiples, which is a widely accepted valuation method. In our opinion, the improvement in the macro and fundamental backdrop was not yet reflected in midstream company valuations at the end of the Reporting Period.

[13]	The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

[14]	Enterprise value is the market value of debt, common equity and preferred equity minus the value of cash. Enterprise value/EBITDA is a financial ratio that measures a company’s value.

PORTFOLIO RESULTS

Goldman Sachs MLP and Energy Renaissance Fund

Investment Objective and Principal Strategy

The Fund seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in master limited partnership (“MLP”) and other energy investments. The Fund intends to use leverage to seek to achieve its investment objective. It concentrates its investments in the energy sector, with an emphasis on midstream MLP investments. Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLPs and other energy investments. The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are organized as LPs or LLCs, but taxed as “C” corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units and MLP general partner or managing member interests; “C” corporations whose predominant assets are interests in MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities issued by MLPs; MLP debt securities; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments that provide exposure to the MLP market, including pooled investment vehicles that primarily hold MLP interests and exchange-traded notes. The Fund’s other energy investments may include equity and fixed income securities of U.S. and non-U.S. companies other than MLPs that (i) are classified by a third party as operating within the oil and gas storage, transportation, refining, marketing, drilling, exploration or production sub-industries or (ii) have at least 50% of their assets, income, sales or profits committed to, or derived from, the exploration, development, production, gathering, transportation (including marine), transmission, terminal operation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal, electricity or other energy sources, energy-related equipment or services.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP and Energy Renaissance Fund’s (the “Fund”) performance and positioning for the 12-month period ended November 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s average annual total return based on its net asset value (“NAV”) was -18.85%. The Fund’s average annual total return based on market price was -15.66% for the same period. By way of reference, the Alerian MLP Index[1] had an average annual total return of -11.00% during the Reporting Period. By comparison, the Cushing® MLP High Income Index[2] had an average annual total return of -14.31% for the Reporting Period. As of November 30, 2019, the Fund’s NAV was $4.12, and its market price was $3.92.

Q	What was the Fund’s current distribution rate at the end of the Reporting Period?

A	During the Reporting Period overall, the Fund declared dividends totaling $0.64 per unit. We note that this matches the $0.64 per unit of declared dividends for the 12 months ended November 30, 2018. As of November 30, 2019, the Fund’s current annualized distribution rate based on its NAV was 15.53%. The Fund’s current annualized distribution rate based on its market price was 16.33% on November 30, 2019.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection and the macro environment in the commodity markets drove the Fund’s performance during the Reporting Period, with commodity price volatility increasing the dispersion of individual stock returns.

[1]	The Alerian MLP Index is the leading gauge of energy infrastructure MLPs. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an index.

[2]	Source: Cushing® Asset Management. The Cushing® MLP High Income Index tracks the performance of 30 publicly traded energy and shipping MLP securities with an emphasis on current yield. It is not possible to invest directly in an index.

PORTFOLIO RESULTS

Regarding its exposures, the Fund was negatively impacted by positions in the gathering and processing and natural gas pipeline transportation subsectors.[3] The gathering and processing subsector was hurt by volatility in crude oil and natural gas liquid prices, as this subsector is closer to the wellhead and therefore tends to be more sensitive to commodity price movements. The natural gas pipeline transportation subsector suffered from continuing pressure on natural gas prices as well as associated counterparty concerns. On the positive side, positions in the petroleum pipeline transportation and marketing wholesale subsectors added to the Fund’s performance. The petroleum pipeline transportation subsector benefited from record U.S. crude oil production, while the marketing wholesale subsector benefited from strong fuel volumes.

Q	What individual holdings detracted from the Fund’s performance during the Reporting Period?

A	Positions in DCP Midstream LP, Antero Midstream Corp. and EQM Midstream Partners LP detracted from the Fund’s returns during the Reporting Period.

The Fund’s top detractor was DCP Midstream LP (DCP), one of the largest natural gas gatherers in North America and a top producer and primary marketer of natural gas liquids. During the Reporting Period, DCP faced headwinds from commodity price exposure in its gathering and processing business, with falling natural gas liquids prices raising investor concerns. In times of commodity price weakness, DCP’s earnings estimates tend to become impaired, and as a result, the company’s debt to equity (or leverage) ratio[4] worried investors, ultimately hurting the performance of its stock price. We added to the Fund’s position in DCP during the Reporting Period, given what we viewed as its attractive yield and potentially stronger fundamentals resulting from record U.S. natural gas production.

Another detractor from Fund performance was Antero Midstream Corp. (AM), a provider of integrated and customized midstream[5] services primarily engaged in gathering and compression, water distribution, fractionation and pipeline safety services. Persistent natural gas price weakness significantly stressed AM’s parent company, Antero Resources Corp. (AR), whose share price declined approximately 85% during the Reporting Period due to its somewhat weak financial health, lower than consensus expected earnings and reductions in fiscal year 2020 guidance. Investor concerns about a potential bankruptcy raised questions about AR and AM’s contracts, putting pressure on AM’s share price.

EQM Midstream Partners LP (EQM), a midstream services provider primarily engaged in the transmission, storage and gathering of natural gas in the Appalachian Basin, further detracted from the Fund’s performance. Weakness in natural gas prices during 2019 hurt northeastern U.S. gas producers, ultimately raising investor concerns that EQM’s primary customer, EQT Corp., would seek to renegotiate its gathering and transportation rates. Additionally, EQM’s stock price was pressured by regulatory uncertainty surrounding the company’s participation in the Mountain Valley Pipeline project, which experienced significant delays in its commissioning as well as unanticipated cost overages. We trimmed the Fund’s position in EQM during the Reporting Period, as we sought to reduce overall portfolio risk and decrease the Fund’s exposure to regulatory uncertainty and counterparty risks.

Q	What individual holdings added to the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s investments in Sunoco LP, NuStar Energy LP and USA Compression Partners LP contributed positively to performance.

The Fund’s top contributor was Sunoco LP (SUN), which distributes motor fuel to convenience stores, independent dealers, commercial customers and distributors. During 2019, SUN benefited from an increase in fuel volumes as well as lower operating expenses. SUN also performed well amid selloffs in the midstream and upstream[6] sectors during the second half of the Reporting Period, as it is generally considered a rather defensive energy stock with less sensitivity to exploration and production issues. We reduced the Fund’s position in SUN over the course of the Reporting

[3]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

[4]	Leverage ratio is used to determine the relative level of debt load that a business has incurred.

[5]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[6]	The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

PORTFOLIO RESULTS

Period to reallocate capital to what we considered more attractively valued securities.

NuStar Energy LP (NS), an operator of pipelines, terminals and oil storage facilities, also added to the Fund’s performance during the Reporting Period. We believe NS rallied at the beginning of 2019 in response to rebalancing changes in the Alerian MLP Index and also as a result of the company’s improved leverage and distribution coverage ratio[7] following a distribution cut, a simplification transaction[8] and a number of asset sales. In addition, NS was viewed by the market as a possible takeover candidate due to the number of mergers and acquisitions already occurring among energy infrastructure MLPs, which helped support a higher share price for NS. We used its relative strength to take profits, reallocating the capital to securities with what we considered more attractive yields and growth profiles.

Another positive contributor to the Fund’s performance was USA Compression Partners LP (USAC), an energy infrastructure company that engineers, operates and repairs natural gas pipelines and maintains related support inventory and equipment. USAC was helped during the Reporting Period by increased U.S. natural gas production and continued supply tightness for equipment that would serve this growing production. In addition, USAC committed to lowering 2020 capital expenditures, which was well received by the market, as midstream investors have been seeking more disciplined capital allocation strategies from management teams. USAC also continued to reduce leverage strategically and align itself with large, rather dependable customers. We added to the Fund’s position in USAC during the Reporting Period, as we believe the company has attractive fundamentals and a healthy distribution coverage ratio.

Q	Were there any notable purchases or sales during the Reporting Period?

A	Among notable purchases during the Reporting Period was Plains All American Pipelines (PAA), which owns and operates midstream energy infrastructure assets and provides logistic services for crude oil, natural gas and natural gas liquids. Toward the end of the Reporting Period, the broad-based sell-off in energy and midstream assets resulted in an increase in PAA’s yield, making, in our view, the security attractive for the Fund, which seeks to generate income by investing in companies with healthy balance sheets and high yields. We also think PAA has an attractive asset footprint and strong fundamentals.

In addition, the Fund initiated a position in Equitrans Midstream Corp. (ETRN), which owns and operates midstream assets in the Appalachian Basin. Northeastern U.S. gas producers sold off substantially in 2019, as natural gas prices fell. We viewed the sell-off as an attractive entry point into ETRN, which we believed was trading below its fundamental value and had a healthy yield profile. Furthermore, we believe ETRN is a possible takeover target given its asset footprint, and if a deal were to occur, we expect the transaction to close at a premium to its market price.

In addition to the liquidation of the Fund’s position in NS, mentioned previously, the Fund exited its investment in Buckeye Partners LP (BPL), an independent owner and operator of a large diversified network of integrated midstream assets, by the end of the Reporting Period. BPL announced it had accepted an offer from IFM Global Infrastructure Fund, an institutional fund managed by IFM Investors, to be acquired at a price of $41.50 per common unit in an all-cash transaction valued at $10.3 billion. The deal represented an implied purchase premium of 27.50% relative to BPL’s closing price on May 9, 2019. The announcement led BPL’s market price to trade higher and converge with the deal price. Following the rally, we exited the Fund’s position in BPL and reallocated the capital to companies with a more favorable total return potential, in our view.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	How did the Fund use leverage during the Reporting Period?

A	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar

[7]	The distribution coverage ratio is an energy MLP’s distributable cash flow divided by the total amount of distributions it has paid out. It is an indication of an energy MLP’s ability to maintain its current cash distribution level.

[8]	A simplification transaction is when multiple entities controlled by the same corporate parent simplify their corporate structure through actions such as mergers, acquisitions or reduction of incentive distribution rights.

PORTFOLIO RESULTS

transactions entered into by the Fund, and it reserves the right to obtain leverage to the extent permitted by the Investment Company Act of 1940. During the Reporting Period, the Fund obtained leverage through a margin facility.[9] The use of this leverage detracted from the Fund’s performance during the Reporting Period. During the Reporting Period, the Fund’s leverage was maintained at a level between approximately 32% and 38%. As of November 30, 2019, the margin facility represented 38.19% of the Fund’s managed assets.

[9]	The Fund currently has a fixed/floating rate margin loan facility with a major financial institution.

FUND BASICS

Goldman Sachs MLP and Energy Renaissance Fund

as of November 30, 2019

FUND SNAPSHOT

As of November 30, 2019

Net Asset Value (NAV)[1]	$4.12
Market Price[1]	$3.92
Premium (Discount) to NAV[2]	-4.85%
Leverage[3]	38.19%
Distribution Rate – NAV[4]	15.53%
Distribution Rate – Market Price[4]	16.33%

[1]	The Market Price is the price at which the Fund’s common shares are trading on the NYSE. The Market Price of the Fund’s common shares will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus any other assets, less any liabilities, by the number of Fund shares outstanding. The Fund cannot predict whether its common shares will trade at, above or below NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss.

[2]	The premium/discount to NAV is calculated as the market price divided by the NAV of the Fund minus 1, expressed as a percentage. If this value is positive, the Fund is trading at a premium to its NAV. If the value is negative, the Fund is trading at a discount to its NAV.

[3]	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. The Fund’s use of leverage through a credit facility is calculated as a percentage of the Fund’s Managed Assets. Managed Assets are defined as total assets of the Fund (including assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

[4]	The Distribution Rate is calculated by annualizing the most recent distribution amount declared divided by the most recent closing Market Price or NAV. The Distribution Rate is subject to change and is not an indication of Fund performance. A portion of the Fund’s distributions will likely be treated for tax purposes as a return of capital. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. The final determination regarding the nature of the distributions will be made after the end of the Fund’s fiscal year when the Fund can determine its earnings and profits. The final tax status of the distribution may vary substantially and will be made available to shareholders after the close of each calendar year. The proportion of distributions that are treated as taxable distributions may also vary and/or increase in future years. The ultimate composition of these distributions may vary due to a variety of factors including projected income and expenses, depreciation and depletion, and any tax elections made by the underlying MLP investments.

PERFORMANCE REVIEW

December 1, 2018–November 30, 2019	Fund Total Return (based on NAV)[5]	Fund Total Return (based on Market Price)[5]

Common Shares	-18.85%	-15.66%

[5]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The Total Returns based on NAV and Market Price do not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation includes all management fees, interest expense (if any) and operating expenses incurred by the Fund. Operating expenses include custody, accounting and administrative services, professional fees, transfer agency fees, registration, printing and mailing costs and Trustee fees. Total returns for periods less than one full year are not annualized.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/CEF to obtain the most recent month-end returns. Closed-end funds, unlike open-end funds, are not continuously offered. Once issued in a public offering, shares of closed-end funds are traded in the open market through a stock exchange.

FUND BASICS

TOP TEN HOLDINGS AS OF 11/30/19‡

Holding	% of Net Assets	Line of Business

MPLX LP	16.5%	Gathering + Processing
Targa Resources Corp.	15.8	Gathering + Processing
Energy Transfer LP	13.9	Pipeline Transportation | Natural Gas
DCP Midstream LP	13.5	Gathering + Processing
Enterprise Products Partners LP	11.9	Pipeline Transportation | Natural Gas
Sunoco LP	11.6	Marketing | Wholesale
PBF Logistics LP	10.5	Pipeline Transportation | Petroleum
Western Midstream Partners LP	9.8	Gathering + Processing
USA Compression Partners LP	9.1	Services | Midstream
Crestwood Equity Partners LP	8.8	Gathering + Processing

‡	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS†

†	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. As a result of borrowings and other fund net assets, the percentages may add to an amount in excess of 100%. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

PORTFOLIO RESULTS

Goldman Sachs MLP Income Opportunities Fund

Investment Objective and Principal Strategy

The Fund seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in master limited partnerships (“MLPs”). The Fund intends to use leverage to seek to achieve its investment objective. Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLP investments. The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are organized as LPs or LLCs, but taxed as “C” corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units and MLP general partner or managing member interests; “C” corporations whose predominant assets are interests in MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities issued by MLPs; MLP debt securities; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments that provide exposure to the MLP market, including pooled investment vehicles that primarily hold MLP interests and exchange-traded notes. The Fund currently expects to concentrate its investments in the energy sector, with an emphasis on midstream MLP investments, including companies that are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP Income Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended November 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s average annual total return based on its net asset value (“NAV”) was -22.81%. The Fund’s average annual total return based on market price was -23.47% for the same period. By way of reference, the Alerian MLP Index[1] had an average annual total return of -11.00% during the Reporting Period. By comparison, the Cushing® MLP High Income Index[2] had an average annual total return of -14.31% for the Reporting Period. As of November 30, 2019, the Fund’s NAV was $5.73, and its market price was $5.39.

Q	What was the Fund’s current distribution rate at the end of the Reporting Period?

A	During the Reporting Period overall, the Fund declared dividends totaling $0.84 per unit. We note that this matches the $0.84 per unit of declared dividends for the 12 months ended November 30, 2018. As of November 30, 2019, the Fund’s current annualized distribution rate based on its NAV was 14.66%. The Fund’s current annualized distribution rate based on its market price was 15.58% on November 30, 2019.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection and the macro environment in the commodity markets drove the Fund’s performance during the Reporting Period, with commodity volatility increasing the dispersion of individual stock returns.

Regarding its exposures, the Fund was negatively impacted by its positions in the gathering and processing and natural gas pipeline transportation subsectors.[3] The gathering and processing subsector was hurt by volatility in crude oil and

[1]	The Alerian MLP Index is the leading gauge of energy infrastructure MLPs. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an index.

[2]	Source: Cushing® Asset Management. The Cushing® MLP High Income Index tracks the performance of 30 publicly traded energy and shipping MLP securities with an emphasis on current yield. It is not possible to invest directly in an index.

[3]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

PORTFOLIO RESULTS

natural gas liquid prices, as this subsector is closer to the wellhead and therefore tends to be more sensitive to commodity price movements. The natural gas pipeline transportation subsector suffered from continuing pressure on natural gas prices along with associated counterparty concerns. On the positive side, positions in the petroleum pipeline transportation and marketing wholesale subsectors added to performance. The petroleum pipeline transportation subsector benefited from record U.S. crude oil production, while the marketing wholesale subsector benefited from strong fuel volumes.

Q	What individual holdings detracted from the Fund’s performance during the Reporting Period?

A	Investments in EQM Midstream Partners LP, DCP Midstream LP and MPLX LP hurt the Fund’s performance during the Reporting Period.

The Fund’s top detractor was EQM Midstream Partners LP (EQM), a midstream services provider primarily engaged in the transmission, storage and gathering of natural gas in the Appalachian Basin. Weakness in natural gas prices during 2019 hurt northeastern U.S. gas producers, ultimately raising investor concerns that EQM’s primary customer, EQT Corp., would seek to renegotiate its gathering and transportation rates. Additionally, EQM’s stock price was pressured by regulatory uncertainty surrounding the company’s participation in the Mountain Valley Pipeline project, which experienced significant delays in its commissioning as well as unanticipated cost overages. We trimmed the Fund’s position in EQM during the Reporting Period as we sought to reduce overall portfolio risk and decrease the Fund’s exposure to regulatory uncertainty and counterparty risks.

Also detracting from the Fund’s returns was DCP Midstream LP (DCP), one of the largest natural gas gatherers in North America and a top producer and primary marketer of natural gas liquids. During the Reporting Period, DCP faced headwinds from commodity price exposure in its gathering and processing business, with falling natural gas liquids prices raising investor concerns. In times of commodity price weakness, DCP’s earnings estimates tend to become impaired, and as a result, the company’s debt to equity (or leverage) ratio[4] worried investors, ultimately hurting the performance of its stock price. We added to the Fund’s position in DCP during the Reporting Period, given what we viewed as its attractive yield and potentially stronger fundamentals resulting from record U.S. natural gas production.

MPLX LP (MPLX), which acquires, owns, operates and develops crude oil, refined products and other hydrocarbon-based product pipelines, further detracted from the Fund’s performance. MPLX struggled amid investor concerns surrounding growth in the company’s northeastern U.S. gathering and processing segment, as Appalachian producers reined in their production forecasts. We increased the Fund’s position in MPLX during the Reporting Period, because we thought the company was poised to benefit from its planned merger with Andeavor Logistics LP (ANDX), which should allow MPLX, in our view, to become a leading, large-scale, diversified midstream[5] company with an expanded geographic footprint and enhanced long-term growth opportunities.

Q	What individual holdings added to the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s holdings of USA Compression Partners LP, Sunoco LP and Shell Midstream Partners LP contributed positively to returns.

The Fund’s top contributor was USA Compression Partners LP (USAC), an energy infrastructure company that engineers, operates and repairs natural gas pipelines and maintains related support inventory and equipment. USAC was helped during the Reporting Period by increased U.S. natural gas production and continued supply tightness for equipment that would serve this growing production. In addition, USAC committed to lowering 2020 capital expenditures, which was well received by the market, as midstream investors have been seeking more disciplined capital allocation strategies from management teams. USAC also continued to reduce leverage strategically and align itself with large, rather dependable customers. We added to the Fund’s position in USAC during the Reporting Period, as we believe the company has attractive fundamentals and a healthy distribution coverage ratio.[6]

Another notable contributor during the Reporting Period was Sunoco LP (SUN), which distributes motor fuel to convenience stores, independent dealers, commercial

[4]	Leverage ratio is used to determine the relative level of debt load that a business has incurred.

[5]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[6]	The distribution coverage ratio is an energy MLP’s distributable cash flow divided by the total amount of distributions it has paid out. It is an indication of an energy MLP’s ability to maintain its current cash distribution level.

PORTFOLIO RESULTS

customers and distributors. During 2019, SUN benefited from an increase in fuel volumes and lower operating expenses. SUN also performed well amid selloffs in the midstream and upstream[7] sectors during the second half of the Reporting Period, as it is generally considered a rather defensive energy stock with less sensitivity to exploration and production issues. We reduced the Fund’s position in SUN over the course of the Reporting Period to reallocate capital to what we viewed as more attractively valued securities.

Shell Midstream Partners LP (SHLX), which owns, operates, develops and acquires pipelines and other midstream assets, also added to the Fund’s performance. SHLX gained after announcing it had entered into an agreement to acquire parent company Royal Dutch Shell’s equity interest in the Explorer Pipeline and the Colonial Pipeline. The drop-down[8] transaction was viewed positively by investors, as it could potentially provide SHLX with robust cash flows and help address a distribution coverage ratio overhang. Additionally, SHLX delivered 21% growth in volumes on its offshore systems, which helped support its earnings before interest, taxes, depreciation and amortization without the need for additional capital expenditures. We decided to trim the Fund’s position in SHLX during the Reporting Period, as the company’s incentive distribution rights[9] remained one of our key concerns, reallocating the capital to securities with what we considered more attractive yields.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in Plains All American Pipelines (PAA), which owns and operates midstream energy infrastructure assets and provides logistic services for crude oil, natural gas and natural gas liquids. Toward the end of the Reporting Period, the broad-based sell-off in energy and midstream assets resulted in an increase in PAA’s yield, making, in our view, the security attractive for the Fund, which seeks to generate income by investing in companies with healthy balance sheets and high yields. We also think PAA has an attractive asset footprint and strong fundamentals.

The Fund also made an investment in Tallgrass Energy LP (TGE), a midstream provider that primarily engages in transportation, storage, terminalling, water management, processing and treatment. In August 2019, Blackstone Infrastructure Group offered to buy TGE’s remaining public units at a 35.5% premium to its market price. TGE immediately traded higher but subsequently trended down amid market uncertainty about the deal closing, as it had taken longer to finalize than many investors had expected. We established the Fund’s position in TGE during October 2019, taking advantage of the risk premium assigned by the market, because we believed the deal had a strong probability of closing. Additionally, TGE offered an attractive yield, in our view, and we believed it would be a relatively defensive allocation for the Fund during a time of stress for midstream stocks broadly.

By the end of the Reporting Period, the Fund had exited its investment in KNOT Offshore Partners LP (KNOP), a company that owns, operates and acquires shuttle tankers under long-term charters. We sold the Fund’s position in KNOP to reduce its exposure to the shipping industry, which had been under increasing pressure during the Reporting Period, and reallocated the capital to what we viewed as more attractively valued securities.

The Fund eliminated its position in Buckeye Partners LP (BPL), an independent owner and operator of a large diversified network of integrated midstream assets. During the Reporting Period, BPL announced it had accepted an offer from IFM Global Infrastructure Fund, an institutional fund managed by IFM Investors, to be acquired at a price of $41.50 per common unit in an all-cash transaction valued at $10.3 billion. The deal represented an implied purchase premium of 27.50% relative to BPL’s closing price on May 9, 2019. The announcement led BPL’s market price to trade higher and converge with the deal price. Following the rally, we exited the Fund’s position in BPL and reallocated the capital to companies with a more favorable total return potential, in our view.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

[7]	The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

[8]	Drop-down refers to the act of a parent company selling MLP-qualified assets to the associated MLP.

[9]	Incentive distribution rights allow a general partner to receive incrementally larger percentages of an energy MLP’s total distributions as the energy MLP grows the distribution beyond established targets.

PORTFOLIO RESULTS

Q	How did the Fund use leverage during the Reporting Period?

A	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund, and it reserves the right to obtain leverage to the extent permitted by the Investment Company Act of 1940. During the Reporting Period, the Fund obtained leverage through a margin facility.[10] The use of this leverage detracted from the Fund’s performance during the Reporting Period. During the Reporting Period, the Fund’s leverage was maintained at a level between approximately 32% and 40%. As of November 30, 2019, the margin facility represented 39.55% of the Fund’s managed assets.

[10]	The Fund currently has a fixed/floating rate margin loan facility with a major financial institution.

FUND BASICS

Goldman Sachs MLP Income Opportunities Fund

as of November 30, 2019

FUND SNAPSHOT

As of November 30, 2019

Net Asset Value (NAV)[1]	$5.73
Market Price[1]	$5.39
Premium (Discount) to NAV[2]	-5.93%
Leverage[3]	39.55%
Distribution Rate – NAV[4]	14.66%
Distribution Rate – Market Price[4]	15.58%

[1]	The Market Price is the price at which the Fund’s common shares are trading on the NYSE. The Market Price of the Fund’s common shares will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus any other assets, less any liabilities, by the number of Fund shares outstanding. The Fund cannot predict whether its common shares will trade at, above or below NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss.

[2]	The premium/discount to NAV is calculated as the market price divided by the NAV of the Fund minus 1, expressed as a percentage. If this value is positive, the Fund is trading at a premium to its NAV. If the value is negative, the Fund is trading at a discount to its NAV.

[3]	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. The Fund’s use of leverage through a credit facility is calculated as a percentage of the Fund’s Managed Assets. Managed Assets are defined as total assets of the Fund (including assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

[4]	The Distribution Rate is calculated by annualizing the most recent distribution amount declared divided by the most recent closing Market Price or NAV. The Distribution Rate is subject to change and is not an indication of Fund performance. A portion of the Fund’s distributions will likely be treated for tax purposes as a return of capital. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. The final determination regarding the nature of the distributions will be made after the end of the Fund’s fiscal year when the Fund can determine its earnings and profits. The final tax status of the distribution may vary substantially and will be made available to shareholders after the close of each calendar year. The proportion of distributions that are treated as taxable distributions may also vary and/or increase in future years. The ultimate composition of these distributions may vary due to a variety of factors including projected income and expenses, depreciation and depletion, and any tax elections made by the underlying MLP investments.

PERFORMANCE REVIEW

December 1, 2018–November 30, 2019	Fund Total Return (based on NAV)[5]	Fund Total Return (based on Market Price)[5]

Common Shares	-22.81%	-23.47%

[5]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The Total Returns based on NAV and Market Price do not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation includes all management fees, interest expense (if any) and operating expenses incurred by the Fund. Operating expenses include custody, accounting and administrative services, professional fees, transfer agency fees, registration, printing and mailing costs and Trustee fees. Total returns for periods less than one full year are not annualized.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/CEF to obtain the most recent month-end returns. Closed-end funds, unlike open-end funds, are not continuously offered. Once issued in a public offering, shares of closed-end funds are traded in the open market through a stock exchange.

FUND BASICS

TOP TEN HOLDINGS AS OF 11/30/19‡

Holding	% of Net Assets	Line of Business

MPLX LP	16.1%	Gathering + Processing
Targa Resources Corp.	16.0	Gathering + Processing
DCP Midstream LP	14.4	Gathering + Processing
Energy Transfer LP	13.3	Pipeline Transportation | Natural Gas
PBF Logistics LP	10.1	Pipeline Transportation | Petroleum
Sunoco LP	9.2	Marketing | Wholesale
USA Compression Partners LP	8.6	Services | Midstream
Western Midstream Partners LP	7.5	Gathering + Processing
CrossAmerica Partners LP	7.0	Marketing | Wholesale
Alliance Resource Partners LP	6.2	Production + Mining | Coal

‡	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS†

†	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. As a result of borrowings and other fund net assets, the percentages may add to an amount in excess of 100%. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Schedule of Investments

November 30, 2019

Shares	Description	Value

Common Stocks – 160.7%
Gathering + Processing – 72.8%
1,903,134	Antero Midstream Corp.	$8,716,354
10,200	CNX Midstream Partners LP	147,900
907,099	Crestwood Equity Partners LP	28,773,180
2,096,399	DCP Midstream LP	44,254,983
2,015,339	Enable Midstream Partners LP	18,520,966
2,289,910	MPLX LP	54,156,372
1,415,080	Targa Resources Corp.	51,692,872
1,816,380	Western Midstream Partners LP	32,204,417

		238,467,044

Marketing | Wholesale – 18.5%
806,775	CrossAmerica Partners LP	14,747,847
501,829	Sprague Resources LP	8,029,264
1,219,033	Sunoco LP	37,972,878

		60,749,989

Other | Rail Terminaling – 0.4%
152,286	USD Partners LP	1,440,626

Pipeline Transportation | Natural Gas – 32.7%
3,870,118	Energy Transfer LP	45,706,094
1,478,189	Enterprise Products Partners LP	38,905,934
712,730	EQM Midstream Partners LP	16,513,954
606,676	Equitrans Midstream Corp.	6,048,560

		107,174,542

Pipeline Transportation | Petroleum – 24.5%
263,019	Genesis Energy LP	4,999,991
1,687,903	PBF Logistics LP	34,517,617
818,910	Plains All American Pipeline LP	14,249,034
101,565	SemGroup Corp. Class A	1,561,054
1,158,273	Shell Midstream Partners LP	22,771,647
116,577	Tallgrass Energy LP Class A	2,087,894

		80,187,237

Production + Mining | Coal – 2.7%
824,087	Alliance Resource Partners LP	8,652,913

Services | Midstream – 9.1%
1,809,278	USA Compression Partners LP	29,744,530

TOTAL COMMON STOCKS
(Cost $642,192,070)		$526,416,881

Shares	Dividend Rate	Value

Investment Company(a) – 1.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,743,087	1.613%	$4,743,087
(Cost $4,743,087)

TOTAL INVESTMENTS – 162.1%
(Cost $646,935,157)		$531,159,968

BORROWINGS – (61.8)%		(202,500,000)

OTHER LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(976,410)

NET ASSETS – 100.0%		$327,683,558

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated fund.

Investment Abbreviation:
LP	—Limited Partnership

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Schedule of Investments

November 30, 2019

Shares	Description	Value

Common Stocks – 161.3%
Gathering + Processing – 66.4%
1,000,000	Antero Midstream Corp.	$4,580,000
250,000	Crestwood Equity Partners LP	7,930,000
1,735,000	DCP Midstream LP	36,625,850
1,475,000	Enable Midstream Partners LP	13,555,250
1,735,000	MPLX LP	41,032,750
285,000	Noble Midstream Partners LP	5,942,250
1,117,500	Targa Resources Corp.	40,822,275
1,075,000	Western Midstream Partners LP	19,059,750

		169,548,125

Marketing | Retail – 3.1%
350,000	Suburban Propane Partners LP	7,847,000

Marketing | Wholesale – 18.6%
975,000	CrossAmerica Partners LP	17,823,000
400,000	Sprague Resources LP	6,400,000
750,000	Sunoco LP	23,362,500

		47,585,500

Other | Rail Terminaling – 1.0%
267,700	USD Partners LP	2,532,442

Pipeline Transportation | Natural Gas – 24.8%
2,875,000	Energy Transfer LP	33,953,750
450,000	Enterprise Products Partners LP	11,844,000
575,000	EQM Midstream Partners LP	13,322,750
425,000	Equitrans Midstream Corp.	4,237,250

		63,357,750

Pipeline Transportation | Petroleum – 32.6%
475,000	BP Midstream Partners LP	6,935,000
250,000	Delek Logistics Partners LP	8,030,000
225,000	Genesis Energy LP	4,277,250
1,265,000	PBF Logistics LP	25,869,250
850,000	Plains All American Pipeline LP	14,790,000
750,000	Shell Midstream Partners LP	14,745,000
475,000	Tallgrass Energy LP Class A	8,507,250

		83,153,750

Production + Mining | Coal – 6.2%
1,500,000	Alliance Resource Partners LP	15,750,000

Services | Midstream – 8.6%
1,337,500	USA Compression Partners LP	21,988,500

TOTAL COMMON STOCKS
(Cost $493,892,655)		$411,763,067

Shares	Dividend Rate	Value

Investment Company(a) – 4.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
10,218,479	1.613%	$10,218,479
(Cost $10,218,479)

TOTAL INVESTMENTS – 165.3%
(Cost $504,111,134)		$421,981,546

BORROWINGS – (65.4)%		(167,000,000)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 0.1%		225,043

NET ASSETS – 100.0%		$255,206,589

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated fund.

Investment Abbreviation:
LP	—Limited Partnership

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Assets and Liabilities

November 30, 2019

	MLP and Energy Renaissance Fund	MLP Income Opportunities Fund
Assets:

Investments of unaffiliated issuers, at value (cost $642,192,070 and $493,892,655, respectively)	$526,416,881	$411,763,067

Investments of affiliated issuers, at value (cost $4,743,087 and $10,218,479, respectively)	4,743,087	10,218,479

Cash	4,558,382	2,012,357

Receivables:

Investments sold	2,121,969	3,534,201

Current taxes	48,969	577,695

Dividends	10,427	15,336

Prepaid state and local franchise taxes	147,592	37,325

Other assets	1,340	38,485

Total assets	538,048,647	428,196,945

Liabilities:

Payables:

Borrowings on credit facility	202,500,000	167,000,000

Investments purchased	4,257,985	1,029,479

Interest on borrowing	1,269,922	982,529

Distributions payable	813,156	717,713

Management fees	478,789	378,591

Deferred taxes, net	—	2,133,622

Accrued expenses	1,045,237	748,422

Total liabilities	210,365,089	172,990,356

Net Assets:

Paid-in capital	1,232,443,459	651,588,521

Total distributable earnings (loss)	(904,759,901)	(396,381,932)
NET ASSETS	$327,683,558	$255,206,589

Shares Outstanding $0.001 par value (unlimited shares authorized):	79,474,880	44,544,691

Net asset value per share:	$4.12	$5.73

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Operations

For the Fiscal Year Ended November 30, 2019

	MLP and Energy Renaissance Fund	MLP Income Opportunities Fund
Investment income:

Dividends — unaffiliated issuers	$64,932,826	$54,639,135

Dividends — affiliated issuers	35,763	115,841

Less: Return of Capital on Dividends	(59,226,117)	(50,130,597)

Interest	—	20,028

Total investment income	5,742,472	4,644,407

Expenses:

Interest on borrowings	7,512,074	5,955,996

Management fees	6,719,916	5,353,181

Professional fees	532,577	539,476

Trustee fees	163,982	156,771

Custody, accounting and administrative services	118,852	107,813

Franchise expense	79,902	80,222

Printing and mailing costs	69,670	60,413

Transfer agency fees	17,502	15,005

Other	86,186	46,836

Total operating expenses, before Income taxes	15,300,661	12,315,713

Less — expense reductions	(2,851)	(8,843)

Net operating expenses, before Income taxes	15,297,810	12,306,870

NET INVESTMENT LOSS, BEFORE INCOME TAXES	(9,555,338)	(7,662,463)

Deferred tax benefit	344,161	103,482

NET INVESTMENT LOSS, NET OF TAXES	(9,211,177)	(7,558,981)

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(35,386,308)	(32,677,251)

Deferred tax benefit	1,274,532	441,311

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(40,527,326)	(41,896,914)

Deferred tax benefit	1,459,699	565,824

Net realized and unrealized loss, net of taxes	(73,179,403)	(73,567,030)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(82,390,580)	$(81,126,011)

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Changes in Net Assets

	MLP and Energy Renaissance Fund
	For the Fiscal Year Ended November 30, 2019	For the Fiscal Year Ended November 30, 2018
From operations:

Net investment loss, net of taxes	$(9,211,177)	$(11,963,041)

Net realized gain (loss), net of taxes	(34,111,776)	60,711,001

Net change in unrealized loss, net of taxes	(39,067,627)	(17,854,183)

Net increase (decrease) in net assets resulting from operations	(82,390,580)	30,893,777

Distributions to shareholders:

From distributable earnings	(1,370,834)	(34,469,539)

From return of capital	(49,493,089)	(16,339,876)

Total distributions to shareholders	(50,863,923)	(50,809,415)

From share transactions:

Increase from reinvestment of distributions	—	1,411,129

TOTAL DECREASE	(133,254,503)	(18,504,509)

Net assets:
Beginning of year	460,938,061	479,442,570

End of year	$327,683,558	$460,938,061

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Changes in Net Assets (continued)

	MLP Income Opportunities Fund
	For the Fiscal Year Ended November 30, 2019	For the Fiscal Year Ended November 30, 2018
From operations:

Net investment loss, net of taxes	$(7,558,981)	$(10,442,859)

Net realized gain (loss), net of taxes	(32,235,940)	34,170,038

Net change in unrealized loss, net of taxes	(41,331,090)	(4,540,188)

Net increase (decrease) in net assets resulting from operations	(81,126,011)	19,186,991

Distributions to shareholders:

From distributable earnings	(2,957,653)	(15,402,572)

From return of capital	(34,386,644)	(21,917,311)

Total distributions to shareholders	(37,344,297)	(37,319,883)

From share transactions:

Increase from reinvestment of distributions	781,264	—

TOTAL DECREASE	(117,689,044)	(18,132,892)

Net assets:
Beginning of year	372,895,633	391,028,525

End of year	$255,206,589	$372,895,633

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Statement of Cash Flows

For the Fiscal Year Ended November 30, 2019

Increase/(Decrease) in cash – Cash flows provided by operating activities:

Net decrease in net assets from operations	$(82,390,580)

Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:

Payments for purchases of investments	(455,789,156)

Proceeds from sales of investment securities	483,125,751

Corporate actions purchases and sales, net	7,033,070

Purchase of short term investment securities, net	(4,743,087)

Return of capital on dividends	59,226,117

(Increase) Decrease in Assets:

Receivable for investments sold	1,550,334

Receivable for dividends	(10,427)

Receivable for current taxes	(3,526)

Prepaid state and local franchise	(94,410)

Other assets	(66,504)

Increase (Decrease) in Liabilities:

Payable for investments purchased	(380,226)

Payable for deferred tax, net	(3,078,392)

Management fees payable	(113,854)

Interest on borrowings payable	(161,103)

Accrued expenses	277,136

Net realized (gain) loss on:

Investments	35,386,308

Net change in unrealized (gain) loss on:

Investments	40,527,326

Net cash provided by operating activities	80,294,777

Cash flows provided by financing activities:

Repayment of borrowing facility	(30,000,000)

Cash distributions paid	(50,050,767)

Net cash used in financing activities	(80,050,767)

NET INCREASE IN CASH	$244,010

Cash:

Beginning of year	4,314,372

End of year	$4,558,382

Supplemental disclosure:

Cash paid for interest and related fees	9,040,670

Cash paid for income taxes	950

Cash received for breakage fees	(1,367,493)

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Statement of Cash Flows (continued)

For the Fiscal Year Ended November 30, 2019

Increase/(Decrease) in cash – Cash flows provided by operating activities:

Net decrease in net assets from operations	$(81,126,011)

Adjustments to reconcile net increase in net assets from operations to net cash received from/(used in) operating activities:

Payments for purchases of investments	(319,853,902)

Proceeds from sales of investment securities	326,133,055

Corporate actions purchases and sales, net	6,842,070

Purchase of short term investment securities, net	(5,841,243)

Return of capital on dividends	50,130,597

(Increase) Decrease in:

Receivable for investments sold	8,067,966

Receivable for dividends	(5,006)

Receivable for current taxes	1,243,116

Other assets	(37,116)

Increase (Decrease) in Liabilities:

Payable for investments purchased	(6,375,549)

Deferred tax, net	(1,110,617)

Management fees payable	(96,934)

Interest on borrowings payable	(169,484)

Accrued expenses	155,092

Net realized gain (loss) on:

Investments	32,677,251

Net change in unrealized gain (loss) on:

Investments	41,896,914

Net cash provided by operating activities	52,530,199

Cash flows provided by financing activities:

Repayment of borrowing facility	(21,000,000)

Cash distributions paid	(35,845,320)

Net cash used in financing activities	(56,845,320)

NET DECREASE IN CASH	$(4,315,121)

Cash:

Beginning of year	6,327,478

End of year	$2,012,357

Supplemental disclosure:

Cash paid for interest and related fees	7,261,120

Cash received for breakage fees	(1,135,640)

Cash paid for income taxes	5,998

Reinvestment of distributions	781,264

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP and Energy Renaissance Fund
	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$5.80	$6.05	$7.56	$7.45	$15.91

Net investment income (loss)(a)	(0.12)	(0.15)	(0.21)	(0.13)	0.09

Net realized and unrealized gain (loss)	(0.92)	0.54	(0.66)	0.88	(7.22)

Total from investment operations	(1.04)	0.39	(0.87)	0.75	(7.13)

Distributions to shareholders from net investment income	(0.02)	(0.43)	(0.35)	—	—

Distributions to shareholders from return of capital	(0.62)	(0.21)	(0.29)	(0.64)	(1.33)

Total distributions	(0.64)	(0.64)	(0.64)	(0.64)	(1.33)

Net asset value, end of year	4.12	5.80	6.05	7.56	7.45

Market price, end of year	$3.92	$5.31	$5.67	$7.09	$7.52

Total return based on net asset value(b)	(18.85)%	6.31%	(12.32)%	12.13%	(46.86)%

Total return based on market price(b)	(15.66)%	3.86%	(12.38)%	4.20%	(50.18)%

Net assets, end of year (in 000s)	$327,684	$460,938	$479,443	$597,558	$587,452

Ratio of net expenses to average net assets after interest expense and tax benefit/(expenses)(c)	2.78%	3.46%	2.79%	3.29%	2.25%

Ratio of net expenses to average net assets after interest expense and before tax benefit/(expenses)	3.48%	2.88%	3.03%	3.01%	2.31%

Ratio of total expenses to average net assets before interest expense and tax benefit/(expenses)	1.77%	1.65%	1.68%	1.75%	1.62%

Ratio of net investment income (loss) to average net assets(d)	(2.09)%	(2.28)%	(2.78)%	(2.01)%	0.75%

Portfolio turnover rate(e)	69%	61%	31%	64%	113%

Asset coverage, end of period per $1,000(f)	$2,618	$2,983	$2,998	$3,339	$3,076

(a)	Calculated based on the average shares outstanding methodology.
(b)	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Calculated by dividing the Fund’s Managed Assets by the amount of borrowings outstanding under the credit facility at period end.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP Income Opportunities Fund
	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$8.39	$8.80	$10.25	$10.33	$19.19

Net investment income (loss)(a)	(0.17)	(0.24)	(0.17)	(0.09)	0.03

Net realized and unrealized gain (loss)	(1.65)	0.67	(0.44)	0.85	(7.52)

Total from investment operations	(1.82)	0.43	(0.61)	0.76	(7.49)

Distributions to shareholders from net investment income	(0.07)	(0.35)	(0.84)	—	—

Distributions to shareholders from return of capital	(0.77)	(0.49)	—	(0.84)	(1.37)

Total distributions	(0.84)	(0.84)	(0.84)	(0.84)	(1.37)

Net asset value, end of year	5.73	8.39	8.80	10.25	10.33

Market price, end of year	$5.39	$7.96	$8.38	$9.61	$10.25

Total return based on net asset value(b)	(22.81)%	4.83%	(6.57)%	9.26%	(40.43)%

Total return based on market price(b)	(23.47)%	4.44%	(4.83)%	2.95%	(39.47)%

Net assets, end of year (in 000s)	$255,207	$372,896	$391,029	$454,567	$458,092

Ratio of net expenses to average net assets after interest expense and tax benefit/(expenses)(c)	3.22%	2.38%	3.16%	3.00%	(2.49)%

Ratio of net expenses to average net assets after interest expense and before tax benefit/(expenses)	3.54%	2.96%	3.02%	2.90%	2.24%

Ratio of total expenses to average net assets before interest expense and tax benefit/(expenses)	1.83%	1.69%	1.71%	1.80%	1.62%

Ratio of net investment income (loss) to average net assets(d)	(2.17)%	(2.48)%	(1.53)%	(0.96)%	0.17%

Portfolio turnover rate(e)	61%	64%	50%	83%	66%

Asset coverage, end of period per $1,000(f)	$2,528	$2,983	$3,080	$3,349	$3,279

(a)	Calculated based on the average shares outstanding methodology.
(b)	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Calculated by dividing the Fund’s Managed Assets by the amount of borrowings outstanding under the credit facility at period end.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements

November 30, 2019

1. ORGANIZATION

The Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”) are non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended (the “1933 Act”). The Goldman Sachs MLP and Energy Renaissance Fund was organized as a Delaware statutory trust on July 7, 2014, and the Goldman Sachs MLP Income Opportunities Fund was organized as a Delaware statutory trust on June 18, 2013. The shares of the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “GER” and “GMZ,” respectively.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. LLC, serves as investment adviser to each Fund pursuant to each Fund’s respective management agreement (each, an “Agreement”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes and less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on a Fund’s schedule K-1 received from the MLPs. The Funds record their pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjust the cost basis of the underlying partnerships accordingly.

C.  Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D.  Distributions to Shareholders — While each Fund seeks to distribute substantially all of the Fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less Fund expenses, in order to permit the Fund to maintain more stable quarterly distributions, the distributions paid by the Fund may be more or less than the amount of net distributable earnings actually earned by the Fund. These distributions could include a return of a shareholder’s invested capital which would reduce such Fund’s NAV. The Funds estimate that only a portion of the distributions paid to shareholders will be treated as dividend income. The remaining portion of the Funds’ distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Funds’ operating results during the period, and their final federal income tax characterization may differ.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/Tax differences based on the appropriate tax character.

E.  Income Taxes — The Funds do not intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended, but will rather be taxed as corporations. As a result, the Funds are obligated to pay federal, state and local income tax on their taxable income. The Funds invest primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Funds must report their allocable share of the MLPs’ taxable income or loss in computing their own taxable income or loss. The Funds’ tax expense or benefit is included in the

GOLDMAN SACHS CLOSED-END FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Statements of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Funds will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate plus an estimated state and local income tax rate, for their future tax liability associated with the capital appreciation of its investments and the distributions received by the Funds on interests of MLPs considered to be return of capital and for any net operating gains. The Funds may also record a deferred tax asset balance, which reflects an estimate of the Funds’ future tax benefit associated with net operating losses and/or unrealized losses. The “Tax Cuts and Jobs Act” (the “TCJA”) reduced the general statutory U.S. federal corporate income tax rate from 35% to 21%, limited the use of net operating losses to offset future taxable income, placed limitations on the deductibility of interest expense, repealed the corporate alternative minimum tax, and made other changes which may have effects on the Funds and on the MLPs in which the Funds invest. The Funds have taken into account the impact of such changes in law in determining its current taxes and deferred tax liability and/or asset balances.

To the extent the Funds have a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Funds’ valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Funds will modify their estimates or assumptions regarding the deferred tax liability or asset. Unexpected significant decreases in cash distributions from the Funds’ MLP investments or significant declines in the fair value of their investments may change the Funds’ assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Funds’ NAV and results of operations in the period it is recorded. The Funds will rely to some extent on information provided by MLPs, which may not be provided to the Funds on a timely basis, to estimate operating income/loss and gains/losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of NAVs and financial statement reporting.

It is the Funds’ policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statements of Operations. The Funds anticipate filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Funds have reviewed all major jurisdictions and concluded that there is no significant impact on their net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on their tax returns.

Return of Capital Estimates — Distributions received from the Funds’ investments in MLPs generally are comprised of income and return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

November 30, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund - Institutional Shares (“Underlying Fund”) are valued at the NAV on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GOLDMAN SACHS CLOSED-END FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of November 30, 2019:

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock(a)

MLP’s

North America	$456,310,147	$—	$—

Corporations

North America	70,106,734	—	—

Investment Company	4,743,087	—

Total	$531,159,968	$—	$—

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock(a)

MLP’s

North America	$353,616,292	$—	$—

Corporations

North America	58,146,775	—	—

Investment Company	10,218,479	—	—

Total	$421,981,546	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedules of Investments.

4. TAXATION

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the fiscal year ended November 30, 2019, the Goldman Sachs MLP and Energy Renaissance Fund reevaluated its blended state income tax rate, increasing the rate from 2.36% to 2.47% due to anticipated changes in state apportionment of income and gains and changes in the corporate tax rates. During the fiscal year ended November 30, 2019, the Goldman Sachs MLP Income Opportunities Fund reevaluated its blended state income tax rate, decreasing the rate from 2.60% to 2.40% due to anticipated changes in state

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

November 30, 2019

4. TAXATION (continued)

apportionment of income and gains. The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

	Goldman Sachs MLP and Energy Renaissance Fund		Goldman Sachs MLP Income Opportunities Fund
Application of statutory income tax rate	$(17,948,484)	21.00%	$(17,269,691)	21.00%
State income taxes, net of federal benefit	(2,111,084)	2.47%	(1,973,679)	2.40%
Change in estimated deferred tax rate	(835,543)	0.98%	484,954	(0.59)%
Effect of permanent differences	(435,101)	0.51%	(299,186)	0.36%
Change in Valuation Allowance	18,251,820	(21.35)%	17,946,985	(21.82)%
Total current and deferred income tax expense/(benefit), net	$(3,078,392)	3.60%	$(1,110,617)	1.35%

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. At November 30, 2019, components of the Funds’ deferred tax assets and liabilities are as follows:

	Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs MLP Income Opportunities Fund

Deferred tax assets:
Net unrealized losses on investment securities (tax basis)	$10,700,715	$10,885,821
Net operating loss carryforward — see table below for expiration	10,482,136	5,808,943
Capital loss carryforward (tax basis) — see table below for expiration	188,880,010	68,318,513
Other tax assets	96,460	56,572
Valuation Allowance	(198,717,797)	(78,398,260)
Total Deferred Tax Assets	$11,441,524	$6,671,589

Deferred tax liabilities:
Book vs. tax partnership income to be recognized	$(11,441,524)	$(8,805,211)
Total Deferred Tax Liabilities	$(11,441,524)	$(8,805,211)
Net Deferred Tax Asset/(Liability)	$—	$(2,133,622)

At November 30, 2019, Goldman Sachs MLP and Energy Renaissance Fund had net operating loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

From Fiscal Year End	Amount	Expiration
November 30, 2016	$7,227,754	November 30, 2036
November 30, 2017	27,311,580	November 30, 2037
November 30, 2018*	10,122,513	Indefinite

GOLDMAN SACHS CLOSED-END FUNDS

4. TAXATION (continued)

At November 30, 2019, Goldman Sachs MLP Income Opportunities Fund had net operating loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

From Fiscal Year End	Amount	Expiration
November 30, 2013	$203,208	November 30, 2033
November 30, 2015	932,122	November 30, 2035
November 30, 2016	5,073,916	November 30, 2036
November 30, 2017	11,085,035	November 30, 2037
November 30, 2018*	7,196,719	Indefinite
November 30, 2019	333,544	Indefinite

The TCJA was signed into law on December 22, 2017. The TCJA made modifications to the net operating loss (“NOL”) deduction. The TCJA eliminated the NOL carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any NOLs arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization. The 80% limitation is effective for the NOLs generated in the current fiscal year ending November 30, 2019.

At November 30, 2019, Goldman Sachs MLP and Energy Renaissance Fund had capital loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

From Fiscal Year End	Amount	Expiration
November 30, 2015	$343,843,658	November 30, 2020
November 30, 2016	371,704,777	November 30, 2021
November 30, 2019	89,223,659	November 30, 2024

At November 30, 2019, Goldman Sachs MLP Income Opportunities Fund had capital loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

From Fiscal Year End	Amount	Expiration
November 30, 2015	$39,826,322	November 30, 2020
November 30, 2016	214,598,166	November 30, 2021
November 30, 2019	37,534,964	November 30, 2024

The Funds review the recoverability of their deferred tax assets based upon the weight of the available evidence. When assessing, the Funds’ management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of their analysis of the recoverability of their deferred tax assets, the Funds recorded the following valuation allowances as of November 30, 2019:

Goldman Sachs MLP and Energy Renaissance Fund	$198,717,797
Goldman Sachs MLP Income Opportunities Fund	$78,398,260

*	Legislation has been proposed that, if enacted, would subject this year’s net operating loss carryforward to expiration in 2038.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

November 30, 2019

4. TAXATION (continued)

As of November 30, 2019, components of each Fund’s current and deferred tax expense/(benefit) are as follows:

	Goldman Sachs MLP and Energy Renaissance Fund			Goldman Sachs MLP Income Opportunities Fund
	Current	Deferred	Total	Current	Deferred	Total
Federal	$—	$(18,339,795)	$(18,339,795)	$—	$(17,538,473)	$(17,538,473)
State	—	(2,990,417)	(2,990,417)	—	(1,519,128)	(1,519,128)
Valuation Allowance	—	18,251,820	18,251,820	—	17,946,984	17,946,984

Total	$—	$(3,078,392)	$(3,078,392)	$—	$(1,110,617)	$(1,110,617)

At November 30, 2019, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes was as follows:

	Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs MLP Income Opportunities Fund
Tax Cost	$528,003,557	$430,873,048
Gross unrealized gain	75,695,248	49,341,963
Gross unrealized loss	(72,538,837)	(58,233,465)
Net unrealized gain (loss)	$3,156,411	$(8,891,502)

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales and timing differences related to the tax treatment of partnership investments.

For the fiscal year ended November 30, 2019, the Goldman Sachs MLP and Energy Renaissance Fund’s distributions are estimated to be comprised of 2.70% from taxable income and 97.30% return of capital and for the Goldman Sachs MLP Income Opportunities Fund, the distributions are estimated to be comprised of 7.92% from taxable income and 92.08% return of capital. Shareholders will be informed of the final tax characterization of the distributions in February 2020. For the Goldman Sachs MLP and Energy Renaissance Fund, and the Goldman Sachs MLP Income Opportunities Fund, tax years ended November 30, 2016 through November 30, 2018 remain open for examination by U.S. and state tax authorities. Management of the Funds is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under each Fund’s Agreement, GSAM manages each Fund, subject to the general supervision of the Board of Trustees.

As compensation for the services rendered pursuant to the respective Agreement, the assumption of the expenses related thereto and administration of a Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 1.00% of each Fund’s average daily managed assets for the fiscal year ended November 30, 2019. Managed assets are defined as total assets of a Fund (including any assets attributable to borrowings for investment purposes) minus the sum of all accrued liabilities (other than liabilities representing indebtedness for investment purposes).

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by each Fund in an amount equal to the management fee it earns as investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended November 30, 2019, GSAM waived $2,851 and $8,843 respectively, of the MLP and Energy Renaissance Fund’s and MLP Income Opportunities Fund’s management fees.

B.  Other Transactions with Affiliates — For the fiscal year ended November 30, 2019, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Funds.

GOLDMAN SACHS CLOSED-END FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Morgan Stanley & Co. LLC or certain of its affiliates may be deemed to be an affiliate of the Goldman Sachs MLP Income Opportunities Fund as a result of it or certain of its affiliates owning, controlling or holding the power to vote 5% or more of the Fund’s outstanding shares. During the fiscal year ended November 30, 2019, Morgan Stanley & Co. LLC earned $172 in brokerage commissions from portfolio transactions with the Goldman Sachs MLP Income Opportunities Fund.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended November 30, 2019, the sale transactions for Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs MLP Income Opportunities Fund with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $19,564,738 and $6,035,716, respectively.

The table below shows the transactions in and earnings from investments in all affiliated funds as of and for the fiscal year ended November 30, 2019.

Fund	Underlying Fund	Beginning Value as of November 30, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of November 30, 2019	Shares as of November 30, 2019	Dividend Income
MLP and Energy Renaissance Fund	Goldman Sachs Financial Square Government Fund	$—	$88,273,399	$(83,530,312)	$4,743,087	4,743,087	$35,763
MLP Income Opportunities Fund	Goldman Sachs Financial Square Government Fund	4,377,236	158,336,434	(152,495,191)	10,218,479	10,218,479	115,841

C.  Financing Agreement — The Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund each have entered into an evergreen fixed/floating rate margin loan facility (the “Credit Facility”) with a major U.S. financial institution. The Credit Facility provides for borrowings in an aggregate amount up to $260,000,000 and $210,000,000, respectively for the Funds. Prior to November 18, 2019, the Credit Facility provided for borrowings in an aggregate amount up to $395,000,000 and $300,000,000, respectively, for the Funds. Borrowings under the Credit Facility, which are secured by certain assets of the Fund, bear interest subject to a Fund’s election of fixed rate and/or floating rate borrowings. The interest rates for the fixed rate borrowings are based on the lender’s internal fixed rates plus a mutually agreed-upon spread. The interest rates for the floating rate borrowings are based on variable rates (i.e., LIBOR) plus market spreads. Each Fund also pays an unused commitment fee of 0.20% per annum. Interest is accrued daily and paid quarterly. Under the terms of each Credit Facility, in the event of an early termination of any fixed rate borrowing(s), the Funds will receive or pay any gain or loss associated with the lender’s interest rate hedge, which could be material in certain circumstances, as well as any related termination costs (“Breakage Fees/Expenses”). For the fiscal year ended November 30, 2019, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs MLP Income Opportunities Fund received Breakage Fees of $1,367,493 and $1,135,640 respectively. Such amounts were netted with “Interest on borrowings” on the Statements of Operations.

The Goldman Sachs MLP and Energy Renaissance Fund had an average outstanding balance and weighted average annual interest rate for the fiscal year ended November 30, 2019 of $231,760,274 and 3.638%, respectively. As of November 30, 2019, there was $202,500,000 of outstanding borrowings under the Credit Facility at a weighted average annual interest rate of 3.787%.

The Goldman Sachs MLP Income Opportunities Fund had an average outstanding balance and weighted average annual interest rate for the fiscal year ended November 30, 2019 of $187,482,192 and 3.610%, respectively. As of November 30, 2019, there was $167,000,000 of outstanding borrowings under the Credit Facility at a weighted average annual interest rate of 3.716%.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended November 30, 2019, were as follows:

Fund	Purchases	Sales
Goldman Sachs MLP and Energy Renaissance	$455,789,156	$483,125,753
Goldman Sachs MLP Income Opportunities	319,853,902	326,133,055

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

November 30, 2019

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Investments in Other Investment Companies — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Leverage Risk — Each Fund intends to use leverage to seek to achieve its investment objectives. The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that each Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that a Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; the investment advisory fees payable to the Investment Adviser will be higher than if the Fund did not use financial leverage; and that leverage may increase operating costs, which may reduce total return. The use of leverage may impact a Fund’s ability to declare dividends and distributions; the Funds are generally not permitted to declare cash dividends or other distributions unless, at the time of such declaration, the value of the Fund’s assets, less liabilities other than the principal amount of borrowings, is at least 300% of such principal amount (after deducting the amount of such dividend or distribution). This prohibition does not apply to privately arranged debt that is not intended to be publicly distributed (i.e., each Fund’s credit facility, as discussed above). Under the terms of each Credit Facility, in the event of an early termination of any fixed rate borrowings, the Funds will receive or pay any gain or loss associated with the lender’s interest rate hedge, which could be material in certain circumstances, as well as any related termination costs.

Liquidity Risk — Each Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

Market and Credit Risks — An investment in a Fund represents an indirect investment in the securities owned by the Fund, a significant portion of which are traded on a national securities exchange. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Each Fund will utilize leverage, which magnifies the market risk.

Additionally, a Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Discount Risk — Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period of time following completion of the Fund’s initial offering. Although the value of a Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of their shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s adjusted tax cost basis for the shares. Because the market price of the shares will be determined by factors such as (i) NAV, (ii) dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by a Fund’s portfolio holdings, the timing and success of the Fund’s investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), (iii) supply of and demand for the shares, (iv) trading volume of the shares, (v) general market, interest rate and economic conditions and (vi) other factors that may be beyond the control of the Fund. A Fund cannot predict whether the shares will trade at, below or above NAV or at, below or above the initial public offering price.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

GOLDMAN SACHS CLOSED-END FUNDS

7. OTHER RISKS (continued)

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the energy sector), the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Strategy Risk — Each Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Funds and their shareholders.

Tax Risks — Tax risks associated with investments in a Fund include but are not limited to the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, each Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Funds generally will be subject to U.S. federal income tax on their taxable income at the rates applicable to corporations, and will also be subject to state and local income taxes.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of a Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Tax Estimation/NAV Risk. In calculating a Fund’s daily NAV, the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. A Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce a Fund’s NAV which could have an effect on the market price of the shares. A Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase a Fund’s NAV to the extent it exceeds any valuation allowance which could have an effect on the market price of the shares. A Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of a Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, a Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/ or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

November 30, 2019

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the 1940 Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	MLP and Energy Renaissance Fund

	For the Fiscal Year Ended November 30, 2019		For the Fiscal Year Ended November 30, 2018

	Shares	Dollars	Shares	Dollars

Common Shares
Increase from reinvestment of distributions	—	$—	226,455	$1,411,129
	—	$—	226,455	$1,411,129

	MLP Income Opportunities Fund

	For the Fiscal Year Ended November 30, 2019		For the Fiscal Year Ended November 30, 2018

	Shares	Dollars	Shares	Dollars

Common Shares
Increase from reinvestment of distributions	116,259	$781,264	—	$—
	116,259	$781,264	—	$—

10. SUBSEQUENT EVENTS

Effective December 31, 2019, the Funds added another major U.S. financial institution to their Credit Facility. The terms of each Credit Facility were substantially unchanged.

Report of Independent Registered Public

Accounting Firm

To the Boards of Trustees and Shareholders of Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs MLP Income Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs MLP Income Opportunities Fund (hereafter collectively referred to as the “Funds”) as of November 30, 2019, the related statements of operations and cash flows for the year ended November 30, 2019, the statements of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2019, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended November 30, 2019 and each of the financial highlights for each of the five years in the period ended November 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 23, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS CLOSED-END FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (the “Funds”) are closed-end management investment companies that commenced investment operations on November 26, 2013 and September 26, 2014, respectively. The Board of Trustees (the “Board” or the “Trustees”) oversees the management of the Funds and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board determines annually whether to approve the continuance of the Funds’ investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

The Management Agreements were most recently approved for continuation until September 30, 2020 by the Board, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on September 17-18, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held one meeting over the course of the year since the Management Agreements were last approved. At the Committee meeting, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreements were considered by the Board, or the Independent Trustees, as applicable. The matters considered by the Board included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, and finance); and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund in terms of both market price and net asset value (“NAV”), including comparisons to the performance of a group similar closed-end funds prepared by a third-party data provider (the “Outside Data Provider”), a benchmark performance index, composites of accounts with comparable investment strategies managed by the Investment Adviser, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreements and other agreements with service providers entered into by the Trust on behalf of the Funds;
(d)	fee and expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	comparative information on the advisory fees charged and services provided by the Investment Adviser to other types of accounts (such as private wealth management accounts and institutional separate accounts) managed by the Investment Adviser having investment objectives and policies similar to those of the Funds;
(e)	information relating to the profitability of the Management Agreements of each Fund to the Investment Adviser and its affiliates;
(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for each Fund;
(g)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(h)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the portfolio trading services;
(i)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(j)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices and other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;

GOLDMAN SACHS CLOSED-END FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(k)	portfolio manager ownership of Fund shares for each Fund; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(l)	the nature and quality of the services provided to the Funds by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreements; and
(m)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, the Funds, and the other investment companies for which the Trustees have responsibility. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. They also considered the Investment Adviser’s ongoing recruitment efforts aimed at bringing high quality investment talent to the firm. The Trustees also noted the significant resources that the Investment Adviser devotes to risk management and the control environment in which the Funds operate, as well as the Investment Adviser’s commitment to maintaining high quality systems. They concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees considered the investment and market performance of the Funds in light of their respective investment objectives and the market conditions for energy-related securities, including master limited partnerships (“MLPs”). In this regard, they compared the investment performance of each Fund to the performance of a group of closed-end funds that invest primarily in energy MLPs (the “Peer Group Funds”) as of March 31, 2019 using information provided by the Outside Data Provider. The information on the Funds’ investment performance was provided for the one-, three- and five-year periods ended March 31, 2019 for the MLP Income Opportunities Fund and for the one- and three-year periods ended on March 31, 2019 for the MLP and Energy Renaissance Fund.

The Trustees noted that on a net asset value (“NAV”) total return basis, the MLP Income Opportunities Fund had placed in the third, second and fourth quartiles of the Fund’s Peer Group Funds for the one-, three- and five-year periods ended March 31, 2019, respectively, while the MLP and Energy Renaissance Fund had placed in the first quartile of the Fund’s Peer Group Funds for the one- and three-year periods ended March 31, 2019. They also considered that year-to-date through June 30, 2019, the MLP Income Opportunities Fund and MLP and Energy Renaissance Fund were the fifteenth and fourth best performing funds, respectively, in their Peer Group Funds in terms of market price total return. The Trustees also reviewed information comparing the Funds’ performance, in terms of both market price and NAV as of June 30, 2019, against the performance a list of competitor funds identified by the Investment Adviser and compiled using information provided by the Outside Data Provider and an additional third-party data provider (the “Competitor Funds”). The Trustees also compared each Fund’s performance on a NAV total return basis to the performance of certain benchmark indices using information provided by a third-party data provider.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by the Funds thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as closed-end funds.

GOLDMAN SACHS CLOSED-END FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

In particular, the Trustees reviewed information on each Fund’s total operating expense ratio and management fee rate (as a percentage of both managed and net assets), and those were compared to similar information for the Peer Group Funds based on analyses prepared by the Outside Data Provider as of March 31, 2019. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

Profitability

The Trustees reviewed the Funds’ contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain profits and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund were provided for 2017 and 2018. The Trustees considered this information in relation to the Investment Adviser’s overall profitability.

The Trustees also took into account that the Funds use leverage, which increases total assets and thus the amount of fees received by the Investment Adviser under the Management Agreements (because the fees are calculated based on total managed assets). In this regard, the Trustees took into account that the Investment Adviser has a financial incentive for the Funds to make continuous use of leverage, which may create a conflict of interest between the Investment Adviser, on the one hand, and each Fund’s shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Adviser and the presentations by portfolio managers and determined that the Funds’ use of leverage is appropriate.

Economies of Scale

The Trustees noted that the Funds do not have management fee breakpoints. They considered each Fund’s asset levels and information comparing the contractual management fee rate charged by the Investment Adviser with fee rates charged to the Competitor Funds. The Trustees recognized that if the assets of the Funds increase over time, the Funds and their shareholders could realize economies of scale as certain Fund expenses become a smaller percentage of overall assets. They further recognized that, because the Funds are closed-end funds with no current plans to increase their assets (other than incurring leverage for investment purposes), any other significant growth in its assets would generally occur through appreciation in the value of the Funds’ investment portfolios and dividend reinvestment, rather than through the continuous sale of Fund shares, although the Funds might engage in future efforts to raise capital.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including: (a) brokerage commissions earned by Goldman Sachs & Co. LLC (“Goldman Sachs”) for executing securities transactions on behalf of the Funds; (b) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by

GOLDMAN SACHS CLOSED-END FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; and (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions. The Trustees noted the competitive nature of the closed-end fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any one particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. At the Annual Meeting, the Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until September 30, 2020.

GOLDMAN SACHS CLOSED-END FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name and Age[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence W. Stranghoener Age: 65	Chairman of the Board of Trustees	Class III; Since 2015; Chairman of the Board of Trustees; Since 2017

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-Present); and was formerly Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees — Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				41	Kennametal Inc. (a global manufacturer and distributor of tooling and industrial materials)

Caroline Dorsa Age: 60	Trustee	Class III; Since 2016

Ms. Dorsa is retired. She is Director, Biogen Inc. (a biotechnology company) (2010-Present); Director, Intellia Therapeutics Inc. (a gene-editing company) (2015-Present); and Director, Illumina, Inc. (a life sciences company) (2017-Present). She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009-2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008-2009 and 1987-2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007-2008); and Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Trustee — Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				41	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene-editing company); Illumina, Inc. (a life sciences company)

Linda A. Lang Age: 61	Trustee	Class II; Since 2016

Ms. Lang is retired. She is Chair of the Board of Directors, (2016-Present) and Member of the Board of Directors, WD-40 Company (2004-Present); and was formerly Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				41	WD-40 Company (a global consumer products company)

Michael Latham Age: 54	Trustee	Class I; Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010 -2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	41	None

GOLDMAN SACHS CLOSED-END FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name and Age[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara* Age: 57	President and Trustee	Class II; Since 2013 (GMZ), 2014 (GER)	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; and Goldman Sachs ETF Trust.	162	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and/or owns securities issued by The Goldman Sachs Group, Inc. He also holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.
[2]	After a Trustee’s initial term, each Trustee is eligible to serve for successive three-year terms concurrent with the class of Trustees in which he or she serves, subject to such policies as may be adopted by the Board from time-to-time.
∎	Class I Trustee currently serves a three-year term ending in 2021 for GMZ and 2022 for GER.
∎	Class II Trustees currently serve a three-year term ending in 2022 for GMZ and 2020 for GER.
∎	Class III Trustees currently serve a three-year term ending in 2020 for GMZ and 2021 for GER.
The Board has adopted polices which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of November 30, 2019, Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public); Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; and Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

GOLDMAN SACHS CLOSED-END FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Funds*

Name, Address and Age[1]	Position(s) Held With the Funds	Term and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara Age: 57 200 West Street New York, NY 10282	Trustee and President	Since 2013 (GMZ), 2014 (GER)

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; and Goldman Sachs ETF Trust.

Caroline L. Kraus Age: 42 200 West Street New York, NY 10282	Secretary	Since 2013 (GMZ), 2014 (GER)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; and Goldman Sachs ETF Trust.

Joseph F. DiMaria Age: 51 30 Hudson Street Jersey City, NJ 07302	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019) (GMZ and GER)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); and Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)).

*	Represents a partial list of officers of the Funds. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Officers hold office at the pleasure of the Board until the next election of officers or until his or her successor is elected and qualified or in each case, until his or her sooner death, resignation or removal from office.
[2]	Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS CLOSED-END FUNDS

ADDITIONAL INFORMATION (Unaudited)

A.  Dividend Reinvestment Plan — Under the Dividend Reinvestment Plan (the “Plan”) for the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”), dividends and/or distributions to a holder of a Fund’s common shares of beneficial interest (each, a “Common Share” and collectively, the “Common Shares”) will automatically be reinvested in additional Common Shares of that Fund. Each registered shareholder may elect to have dividends and distributions distributed in cash (i.e., “opt-out”) rather than participate in the Plan. For any registered shareholder that does not so elect (each, a “Participant” and collectively, the “Participants”), dividends and/or distributions on such shareholder’s Common Shares will be reinvested by Computershare Trust Company, N.A. (the “Plan Agent”), as agent for shareholders in administering the Plan, in additional Common Shares, as set forth below. Participation in the Plan is completely voluntary, and may be terminated or resumed at any time without penalty by Internet, telephone or written notice if received and processed by the Plan Agent prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their Common Shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee. The Plan Agent will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and Participants will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange (“NYSE”) or elsewhere. If, on the payment date for any Dividend (the “Dividend Payment Date”), the net asset value (“NAV”) per Common Share is equal to or less than the closing market price plus estimated per Common Share fees (which include any applicable brokerage commissions the Plan Agent is required to pay) (such condition often referred to as a “premium”), the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the Participants. The number of Newly Issued Common Shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the Dividend Payment Date; provided that, if the NAV is less than or equal to 95% of the closing market value on the Dividend Payment Date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the Dividend Payment Date. If, on the Dividend Payment Date, the NAV per Common Share is greater than the closing market price per share plus per Common Share fees (such condition referred to as a “market discount”), the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the Participants in Open-Market Purchases. Such Open- Market Purchases shall continue on each successive business day until the entire Dividend amount has been invested pursuant to Open-Market Purchases; provided, however, that if (a) the market discount shifts to a market premium, or (b) the Open Market Purchases have not been completed by the Last Purchase Date (as defined below), the Plan Agent shall cease making Open-Market Purchases and shall invest the entire uninvested portion of the Dividend amount in Newly Issued Common Shares in the manner contemplated above. The term “Last Purchase Date” shall mean the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the Dividend Payment Date, whichever is sooner. Open-market purchases may be made on any securities exchange where Common Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is contemplated that the Funds will pay quarterly Dividends.

B.  Fund Certification — The Funds are listed for trading on the NYSE. The Funds will continue to file their annual chief executive officer certifications regarding compliance with the NYSE’s listing standards no more than 30 days after the Funds’ annual shareholder meeting.

PRIVACY NOTICE

(Applicable only to individual, joint, and individual retirement account (IRA) investors)

The Goldman Sachs financial services companies endeavor to maintain the highest standards of confidentiality and to respect the privacy of our client relationships. In that regard, we are providing this Privacy Notice to our clients in accordance with Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations. This notice supplements any privacy policies or statements that we may provide in connection with specific products or services.

The Information We Collect About You. The non-public personal information we collect about you (your “Information”) comes primarily from the account applications or other forms you submit to us. We may also collect Information about your transactions and experiences with us, our affiliates, or others relating to the products or services we provide. Also, depending on the products or services you require, we may obtain additional Information from consumer reporting agencies.

Our Disclosure Policies. We do not disclose your Information to anyone, except as permitted by law. This may include sharing your Information with non-affiliated companies that perform support services for your account or process your transactions with us or our affiliates. It may also include sharing your Information with our affiliates to bring you the full range of services and products available from the Goldman Sachs family of financial services companies, including our U.S. and international brokerage, asset management, advisory, and trust services companies. Additionally, it may include disclosing your Information pursuant to your express consent, to fulfill your instructions, or to comply with applicable laws and regulations.

Our Information Security Policies. We limit access to your Information to those of our employees and service providers who are involved in offering or administering the products or services that we offer. We maintain physical, electronic, and procedural safeguards that are designed to comply with federal standards to safeguard your Information. If our relationship ends, we will continue to treat your Information as described in this Privacy Notice.

This notice is being provided on behalf of the following affiliates of The Goldman Sachs Group, Inc.:

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management International

GS Investment Strategies, LLC

Goldman Sachs Hedge Fund Strategies, LLC

The family of funds managed by the affiliates listed above.

GOLDMAN SACHS CLOSED-END FUNDS

Voting Results of Joint Annual Meeting of Shareholders (Unaudited)

The joint Annual Meeting (the “Meeting”) of the Goldman Sachs MLP and Energy Renaissance Fund (“GER”) and Goldman Sachs MLP Income Opportunities Fund (“GMZ”) was held on March 28, 2019 to consider and act upon the proposals below. At the Meeting, Michael Latham was elected Class I Trustee to the Board of Trustees of GER. In addition, Linda A. Lang and James A. McNamara were elected Class II Trustees to the Board of Trustees of GMZ.

The shareholders of GER voted as follows:

Proposal 1 — GER Election of Trustee	For	Against/Withhold	Abstain	Broker Non-Votes

Michael Latham (Class I)	69,813,046	1,972,246	0	0

In addition to the individual named above, Lawrence W. Stranghoener, Caroline Dorsa, Linda A. Lang and James A. McNamara continued to serve on the Board of Trustees of GER.

The shareholders of GMZ voted as follows:

Proposal 1 — GMZ Election of Trustees	For	Against/Withhold	Abstain	Broker Non-Votes

Linda A. Lang (Class II)	40,525,958	653,986	0	0

James A. McNamara (Class II)	40,559,278	620,666	0	0

In addition to the individuals named above, Lawrence W. Stranghoener, Caroline Dorsa and Michael Latham continued to serve on the Board of Trustees of GMZ.

FUNDS PROFILE

Goldman Sachs Closed-End Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.60 trillion in assets under management as of September 30, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

GOLDMAN SACHS CLOSED-END FUNDS

MLP and Energy Renaissance Fund

MLP Income Opportunities Fund

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

Goldman Sachs Asset Management, L.P. Investment Adviser	Dechert LLP Legal Counsel

Computershare Trust Company, N.A. and Computershare Inc. Transfer Agent, Registrar and Dividend Reinvestment Plan Agent	State Street Bank and Trust Company Custodian PricewaterhouseCoopers LLP Independent Registered Public Accounting Firm

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-855-807-2742; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-855-807-2742.

Fund holdings and allocations shown are as of November 30, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance.

Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. This communication is not an offer to sell these securities and is not a solicitation to buy these securities in any jurisdiction where the offer or sale is not permitted.

“Alerian MLP Index”, and “AMZ” are trademarks of Alerian and their use is granted under a license from Alerian.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, each Fund may purchase, at market prices, shares of its common stock in the open market.

The Cushing® MLP High Income Index (the “Index”) is the exclusive property of Swank Capital, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to maintain and calculate the Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Swank Capital, LLC. Neither S&P Dow Jones Indices, SPFS, Dow Jones S&P nor any of their affiliates sponsor and promote the Index and none shall be liable for any errors or omissions in calculating the Index.

This report is transmitted to Funds’ shareholders only. It is not a prospectus. Investors should consider their investment goals, time horizons and risk tolerance before investing in a Fund. An investment in a Fund is not appropriate for all investors, and the Funds are not intended to be complete investment programs. Investors should carefully review and consider a Fund’s investment objective, risks, charges and expenses before investing.

© 2019 Goldman Sachs. All rights reserved. 189505-OTU-1117673 MLPCEFAR-20

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the Registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Caroline Dorsa is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Registrant during the fiscal years ended November 30, 2018 and November 30, 2019.

	2019	2018	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers LLP (“PwC”)	$63,500	$56,000	Financial Statement audits.
Audit-Related Fees:
• PwC	$—	$—	Other attest services.
Tax Fees:
• PwC	$213,338	$142,300	Tax compliance services provided in connection with the preparation and review of Registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Registrant’s service affiliates * that were pre-approved by the Audit Committee of the Registrant pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X during the fiscal years ended November 30, 2018 and November 30, 2019.

	2019	2018	Description of Services Rendered
Audit-Related Fees:
• PwC	$1,356,035	$1,356,035	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to Goldman Sachs MLP Income Opportunities Fund. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Board of Trustees of Goldman Sachs MLP Income Opportunities Fund (the “Fund”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Fund may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to the Fund’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to the Fund, the Audit Committee will pre-approve those non-audit services provided to the Fund’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to the Fund) where the engagement relates directly to the operations or financial reporting of the Fund.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by the Registrant’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Registrant’s service affiliates listed in Table 2 were approved by the Registrant’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to the Registrant by PwC for the twelve months ended November 30, 2019 and November 30, 2018 were $213,338 and $142,300 respectively. The aggregate non-audit fees billed to the Registrant’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2018 and December 31, 2017 were approximately $12.3 million and $9.4 million respectively. With regard to the aggregate non-audit fees billed to the Registrant’s adviser and service affiliates, the 2018 and 2017 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Registrant’s operations or financial reporting. The figures for these entities are not yet available for the twelve months ended December 31, 2019.

Item 4(h) — The Registrant’s Audit Committee has considered whether the provision of non-audit services to the Registrant’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are Caroline Dorsa, Linda A. Lang, Michael Latham, and Lawrence W. Stranghoener, each a Trustee of the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of portfolio securities to Goldman Sachs Asset Management L.P. (the “Investment Adviser”). For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with the Investment Adviser’s guiding principles. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes.

The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override the vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.

From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect the Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

The Investment Adviser conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser makes on behalf of a client account and to help ensure that such decisions are made in accordance with the Investment Adviser’s fiduciary obligations to its clients. These policies and procedures include the Investment Adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates, provided that the Investment Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Registrant’s managers based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, 2019 will be available on or through the Registrant’s website at www.gsamfunds.com and on the SEC’s website at www.sec.gov.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item 8(a)(1)

Name	Title	Length of Time Served	Principal Occupation(s) During Past 5 Years
Kyri Loupis	Lead Portfolio Manager	Since 2013	Mr. Loupis joined the Investment Adviser in 2009 and is a portfolio manager and head of the Energy & Infrastructure team. Prior to joining the Investment Adviser he spent over eight years at Lehman Brothers covering the energy sector, from 2000-2006 in the Investment Banking Division, and from 2006- 2009 in the Private Equity group, where he co-founded an energy investment fund with a focus in MLPs.

Ganesh V. Jois, CFA	Portfolio Manager	Since 2013	Mr. Jois joined the Investment Adviser in 2009 and is a research analyst and portfolio manager for the Energy & Infrastructure Team. Prior to joining the Investment Adviser, he was at Citigroup Investment Research covering MLPs, where he helped initiate coverage on several MLPs and had coverage responsibility for nearly 20 MLPs. Between 2003 and 2005, he worked in the Financial Advisory Services practice of Deloitte & Touche.

Matthew Cooper	Portfolio Manager	Since 2013	Mr. Cooper joined the Investment Adviser in 2013 and is a research analyst and portfolio manager for the Energy & Infrastructure Team. Prior to joining the Investment Adviser, he worked in the Commodities Origination and Structuring group at Merrill Lynch beginning in 2011. Between 2007 and 2009 he worked as a research analyst in the Private Equity Group at Lehman Brothers covering the energy sector. Prior to that he worked as an Investment Banker in the Energy and Power Group at Merrill Lynch & Co.

Item 8(a)(2)

The following tables disclose other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management, as of November 30, 2019, unless otherwise noted.

	Number of Other Accounts Managed and Total Assets by Account Type						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)
Kyri Loupis	5	3,499	4	293	2,604	3,695	0	0	0	0	0	0
Ganesh V. Jois	4	3,389	3	290	2,603	3,666	0	0	0	0	0	0
Matthew Cooper	5	3,499	4	293	2,604	3,695	0	0	0	0	0	0

Item 8(a)(3) —

Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of the Investment Adviser and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and performance based fees for certain accounts, if any; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

For compensation purposes, the benchmark for the Registrant is the Alerian MLP Index Total Return.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the Registrant. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation — In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Item 8(a)(4)

The following table shows the portfolio managers’ ownership of securities in the Fund as of November 30, 2019:

Name of Portfolio Manager	Name of Portfolio Manager
Kyri Loupis	Over $1,000,000
Ganesh V. Jois, CFA	$100,001 - $500,000
Matthew Cooper	$100,001 - $500,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by or on behalf of the Registrant of shares or other units of any registered class of the Registrant’s equity securities.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

ITEM 13.	EXHIBITS.

(a)(1)	The Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the Registrant’s Form N-CSR filed on February 9, 2016.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs MLP Income Opportunities Fund

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	February 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	February 3, 2020

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	February 3, 2020